EQ ADVISORS TRUST - All Asset Allocation Portfolio

SUPPLEMENT DATED JULY 27, 2010 TO THE PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the above-referenced Prospectus of the Trust relating to the All Asset Allocation Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

Information Regarding the Portfolio

The purpose of this Supplement is to provide you with information regarding additional Underlying ETFs in which the Portfolio may invest.

Effective July 27, 2010, the following ETFs are added to the list of ETFs in the section of the Prospectus “More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs – Investment Strategies – Underlying Portfolios and Underlying ETFs.”

Vanguard Emerging Markets ETF

Vanguard Europe Pacific ETF

Vanguard FTSE All-World ex-US ETF

Vanguard FTSE All-World ex-US Small-Cap ETF

Vanguard High Dividend Yield ETF

Vanguard REIT ETF

Vanguard Total Bond Market ETF

Vanguard Total Stock Market ETF

Vanguard Total World Stock ETF